Confidential portions of this document have been redacted and filed separately with the Commission.



Exhibit 10.58

                 AMENDMENT NO. 2 TO TRAVIS BOATS & MOTORS, INC.
                           LOAN AND SECURITY AGREEMENT

         Amendment No. 2 to Loan and Security Agreement dated as of December 14, 2001, by and between TRANSAMERICA COMMERCIAL FINANCE CORPORATION ("Lender") and the Persons listed on Schedule I attached hereto (individually, a "Borrower" and collectively, the "Borrowers").

                                P R E A M B L E:
                                ----------------

         Pursuant to that certain Loan and Security Agreement dated as of January 28, 2000, as amended on January 16, 2001 by and among Lender and Borrowers, Adventure Marine & Outdoors, Inc., Adventure Marine South, Inc. and Adventure Boat Brokerage, Inc. (collectively, the "Loan Agreement"), Lender made certain financing available to Borrowers. Borrowers have requested Lender to modify certain terms and provisions of the Documents. Lender has agreed to do so, upon the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises which are incorporated herein by this reference and constitute an integral part of this Amendment, the execution and delivery of this Amendment and the mutual covenants and agreements hereafter set forth, the parties hereto agree as follows:

         1. Schedule I to the Loan Agreement is amended in the form of Schedule I attached hereto.

         2. Schedule II to the Loan Agreement is amended in the form of Schedule II attached hereto.

         3. Section 1.1(B) of the Loan Agreement is amended to read as follows:

         4. "Accounts Receivable" shall mean any and all accounts (as such term is defined in the UCC) of any Borrower or any Guarantor and each and every right of any Borrower or any Guarantor to (i) the payment of money or (ii) the receipt or disbursement of products, goods, services or other valuable consideration, whether such right now exists or hereafter arises, whether such right arises out of a sale, lease or other disposition of Inventory, or out of a rendering of services, or out of a policy of insurance issued or to be issued relating to the property pledged to Lender pursuant to the Documents, or from a secondary obligation or arising out of the use of a credit or charge card or information contained on or for use with such card, incurred or to be incurred, or any other transaction or event, whether such right is created, generated or earned by any Borrower, any Guarantor or by some other Person who subsequently transfers its interest to any Borrower or any Guarantor, whether such right is or is not already earned by performance, and howsoever such right may be evidenced, together with all other rights and interests (including all liens and security






*** Indicates Confidential Treatment Requested. The redacted material has been filed with the Commission.
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interests)  which any Borrower or any  Guarantor  may at any time have by law or agreement against any Account Debtor or other Person obligated to make any such payment or against any property of such Account Debtor or other Person."

         5. Section 1.1(F) of the Loan Agreement is amended to read as follows:

                  (F) "Borrowing Base" shall mean (i) for the period commencing on the Amendment No. 2 Closing Date and continuing thereafter through and including December 31, 2001, the Borrowing Base A; and (ii) commencing on January 1, 2002 and continuing at all times thereafter, the Borrowing Base B."

         6. Section 1.1(L) of the Loan Agreement is amended to read as follows:

                  (L) "Collateral" shall mean all of any Borrower's assets, howsoever arising, wherever located and whether now owned or existing or hereafter existing or acquired, including, but not limited to, the following:

                  (i)      all Accounts Receivable;

                  (ii)     all Inventory;

                  (iii) any and all monies, reserves, deposits, deposit accounts, securities, cash, cash equivalents, balances, credits, and interest and dividends on any of the above, of or in the name of any Borrower, now or hereafter with the Lender or any financial institution, and any and all other property of any kind and description of or in the name of any Borrower, now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Lender or any agent or bailee for the Lender;

                  (iv) all chattel paper, whether tangible or electronic chattel paper, contract rights, letter of credit rights, and instruments including, without limitation, all supporting obligations of any of the foregoing;

                  (v)      all General Intangibles;

                  (vi)     all investment property;

                  (vii)    all furniture and fixtures;

                  (viii)   all Equipment;


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                  (ix)     all   documents  of  title  and   receipts,   whether
                           negotiable or non-negotiable, including all goods covered by such documents;

                  (x) all books, records and computer records in any way relating to the above property;

                  (xi) any and all substitutions, renewals, improvements, replacements, additions and proceeds of (i) through
                           (x) above, including, without limitation, proceeds of insurance policies."

         7. The "Documents", as defined in Section 1.1(S) of the Loan Agreement, shall include, without limitation, the Loan Agreement, as amended by this Amendment and any other amendments and/or restatements to the Loan Agreement, the Guaranties, as confirmed, reaffirmed and amended by the Confirmations of Guaranties, and as may be further confirmed, reaffirmed and amended from time to time, and the Guarantor Security Agreements, as amended by the Amendments to Guarantor Security Agreements and as may be further amended and/or restated from time to time.

         8. Sections 1.1(Z) through (AA) of the Loan Agreement are amended to read as follows:

                  (Z) "Eligible Inventory D" shall mean such then Eligible Inventory of any Borrower consisting of watercraft, watercraft motors and watercraft trailers that are up to *** days from the date of purchase by such Borrower that are purchased on open account by any Borrower that the Lender deems in its reasonable discretion to be eligible. Eligible Inventory D shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                  (AA) "Eligible Inventory E" shall mean such then Eligible Inventory of any Borrower consisting of watercraft, watercraft motors and watercraft trailers that are between *** days from the date of purchase by such Borrower that are purchased on open account by any Borrower that the Lender deems in its reasonable discretion to be eligible. Eligible Inventory E shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person."

         9. Section 1.1(EE) of the Loan Agreement is amended to read as follows:

                  (EE) "Fixed Charge Coverage Ratio" for any 12 month period shall mean a fraction, (i) the numerator of which is the Travis Entities earnings before interest, taxes, depreciation and amortization plus any Cash Infusion in such 12 month

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                  period and (ii) the  denominator  of which are the payments of principal and interest made or required to be made by the Travis Entities on all indebtedness (including, but not limited to, capitalized leases) to all lenders (including, but not limited to, Lender and all Persons providing any Third Party Financing) in such 12 month period."

         10. Section 1.1(JJ) of the Loan Agreement is amended to read as follows:

                  (JJ) "General Intangibles" shall mean all general intangibles (as such term is defined in the UCC) owned by any Borrower or any Guarantor, including, but not limited to payment intangibles, goodwill, software, trademarks, trade names, licenses, patents, patent applications, copyrights, inventions, franchises, books and records of any Borrower or any Guarantor, designs, trade secrets, registrations, prepaid expenses, all rights to and payments of refunds, overpayments, rebates and return of monies, including, but not limited to, sales tax refunds, tax refunds, tax refund claims and rights to and payments of refunds, overpayments or over-fundings under any pension, retirement or profit sharing plans and any guarantee, security interests or other security held by or granted to any Borrower or any Guarantor to secure payment by an Account Debtor of any of the Accounts Receivable."

         11. Section 1.1(NN) of the Loan Agreement is amended to read as follows:

                  (NN) "Guarantor Collateral" shall mean all of any Guarantor's assets, howsoever arising, wherever located and whether now owned or existing or hereafter existing or acquired, including, but not limited to, the following:

                  (i)      all Accounts Receivable;

                  (ii)     all Inventory;

                  (iii) any and all monies, reserves, deposits, deposit accounts, securities, cash, cash equivalents, balances, credits, and interest and dividends on any of the above, of or in the name of any Guarantor, now or hereafter with the Lender or any financial institution, and any and all other property of any kind and description of or in the name of any Guarantor, now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Lender or any agent or bailee for the Lender;

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                  (iv)     all chattel  paper,  whether  tangible or  electronic
                           chattel  paper,  contract  rights,  letter  of credit
                           rights,    and   instruments    including,    without
                           limitation, all supporting obligations of any of the foregoing;

                  (v)      all General Intangibles;

                  (vi)     all investment property;

                  (vii)    all furniture and fixtures;

                  (viii)   all Equipment;

                  (ix)     all   documents  of  title  and   receipts,   whether
                           negotiable or non-negotiable, including all goods covered by such documents;

                  (x) all books, records and computer records in any way relating to the above property;

                  (xi) any and all substitutions, renewals, improvements, replacements, additions and proceeds of (i) through
                           (x) above, including, without limitation, proceeds of insurance policies."

         12. Section 1.1(PP) of the Loan Agreement is amended to read as follows:

                  (PP) "Interest Coverage Ratio" for any 12 month period shall mean a fraction, (i) the numerator of which is the Travis Entities' earnings before interest and taxes plus any Cash Infusion in such 12 month period and (ii) the denominator of which are the payments of interest made or required to be made by the Travis Entities on all indebtedness to all lenders (including, but not limited to, Lender and all Persons providing any Third Party Financing) in such 12 month period."

13.      Section 1.1(QQ) of the Loan Agreement is amended to read as follows:

                  (QQ) "Inventory" shall mean any and all goods, finished goods, whole goods, materials, raw materials, work-in-progress, components or supplies, wheresoever located and whether now owned or hereinafter acquired and owned by any Borrower or any Guarantor, including, without limitation, goods, finished goods, whole goods, materials, raw materials, work-in-process, components or supplies in transit, wheresoever located, whether now owned or hereafter acquired by any Borrower or any Guarantor, which are held for demonstration, illustration,


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                  sale or lease, furnished under any contract of service or held
                  as  raw  materials,   work-in-process   for  manufacturing  or
                  processing or supplies for manufacturing or processing, and all materials used or consumed in the business of any Borrower or any Guarantor, and shall include such other property, the sale or disposition of which has given rise to an Accounts Receivable and which has been returned to or repossessed or stopped in transit by or on behalf of any Borrower or any Guarantor, but shall not include property owned by third parties in the possession of any Borrower or any Guarantor."

         14. Section 1.1(TT) of the Loan Agreement is amended to read as follows:

                  (TT) "Libor Interest Rate Spread" shall mean  ***  ."

         15. Section 1.1(YY) of the Loan Agreement is amended to read as follows:

                  (YY) "Maximum Credit Amount" shall mean (a) commencing with the Amendment No. 2 Closing Date and continuing through and including March 31, 2002, $45,000,000.00, United States Funds; and (ii) commencing on April 1, 2002 and continuing at all times thereafter, $40,000,000.00, United States Funds."

         16. Section 1.1(GGG) of the Loan Agreement is amended to read as follows:

                  (GGG) "Permitted Liens" shall mean (i) for current taxes not delinquent or taxes being contested in good faith and by appropriate proceedings and for which adequate reserves have been established; and (ii) liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings and for which adequate reserves have been established, but not involving any deposits, advances or borrowed money or the deferred purchase price of property or services; and (iii) liens in favor of Lender; and (iv) liens specifically permitted pursuant to this Agreement; and (v) those liens more fully set forth on Exhibit 1.1(GGG) attached hereto and (vi) liens on furniture, fixtures and equipment consented to in writing by Lender (which consent by Lender shall not be unreasonably withheld) in favor of the holders of Third Party Financing."

         17. Section 1.1(RRR) of the Loan Agreement is amended to read as follows:

                  (RRR) "Tangible Net Worth" shall mean as of any date the sum of the Travis Entities' (i) net worth as reflected on its last twelve-month consolidated fiscal financial statements, plus
                  (ii) net earnings since the end of such fiscal year, both after provision for taxes and with Inventory determined on a

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                  first in, first out basis plus (iii)  Subordinated  Debt,  and plus  (iv)  unamortized  income,  less  the sum of the  Travis
                  Entities'   (a)   intangible   assets,   including,    without
                  limitation,  unamortized  leasehold  improvements,   goodwill,
                  franchises,   licenses,   patents,  trade  names,  copyrights,
                  service marks, brand names, covenants not to compete and any other asset which would be treated as an intangible under generally accepted accounting principles; (b) prepaid expenses (however such item shall not include prepaid inventory); (c) franchise fees; (d) notes, Accounts Receivable and other amounts owed to it by any guarantor, Affiliate or employee of any Travis Entity; (e) losses since the end of such fiscal year; and (f) interest in the cash surrender value of officer's or shareholder's life insurance policies."

         18. Section 1.1(XXX) of the Loan Agreement is amended to read as follows:

                  "(XXX) "UCC" shall mean the Uniform Commercial Code as enacted and amended in the State of Illinois, and as may be further amended from time to time."

         19. New Sections 1.1(YYY) through (PPPP) are added to the Loan Agreement as follows:

                  (YYY) "Amendment No. 2 Closing Date" shall mean the date upon which all of the terms and conditions of Amendment No. 2 to this Agreement have been met or fulfilled to the satisfaction of Lender.

                  (ZZZ) "Borrowing Base A" shall mean the sum of the following from time to time, less any reserves as Lender in its sole discretion elects: (i) *** of Borrowers' then existing
                  Pre-Amendment No. 2 Eligible Inventory A, plus (ii) *** of Borrowers' then existing Post-Amendment No. 2 Eligible Inventory A, plus (iii) *** of Borrowers' then existing Pre-Amendment No. 2 Eligible Inventory B, plus (iv) *** of Borrowers' then existing Post-Amendment No. 2 Eligible Inventory B, plus (v) *** of Borrowers' then existing Eligible Inventory C; plus (vi) *** of Borrowers' then existing Eligible Inventory D; plus (vii) *** of Borrowers' then
                  Eligible Inventory E, plus (viii) *** of the NADA "low wholesale" value of Borrowers' then Eligible Inventory F, plus
                  (ix) the lesser of (A) *** of Borrowers' then Eligible Inventory G; or (B) $1,100,000.00, plus (x) *** of Borrower's Eligible Accounts Receivable.

                  (AAAA) "Borrowing Base B" shall mean the sum of the following from time to time, less any reserves as Lender in its sole discretion elects: (i) *** of Borrowers' then existing Eligible Inventory A, plus (ii) *** of Borrowers' then

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                  existing  Eligible  Inventory B, plus (iii) *** of  Borrowers'
                  then  existing   Eligible   Inventory  C;  plus  (iv)  ***  of
                  Borrowers' then existing Eligible Inventory D; plus (v) *** of Borrowers' then Eligible Inventory E, plus (vi) *** of the
                  NADA  "low  wholesale"   value  of  Borrowers'  then  Eligible
                  Inventory F, plus (vii) the lesser of (A) *** of Borrowers' then Eligible Inventory G; or (B) $1,100,000.00, plus (viii) *** of Borrower's Eligible Accounts Receivable.

                  (BBBB) "Brunswick" shall mean Brunswick Corporation.

                  (CCCC) "Brunswick Financing" shall mean that certain financing more fully described in that certain Subordinated Note Purchase Agreement dated as of ____________, 2001 by and between Parent and Brunswick, as may be amended, extended, renewed, supplemented, replaced and/or restated from time to time.

                  (DDDD) "Cash Infusion" shall mean any cash infusion into the Travis Entities other than the Brunswick Financing by any Person in the form of equity or Subordinated Debt pursuant to Subordination Agreements, including, but not limited to, the Initial Cash Infusion. Without limitation of the foregoing, any proceeds of the Brunswick Financing shall not be deemed to be a Cash Infusion.

                  (EEEE) "Cash Loss" shall mean (i) for any period other than the period ending on January 31, 2002, the sum of the Travis Entities' (a) pre-tax losses for such period, plus (b) depreciation taken for such period; and (ii) for the period ending on January 31, 2002, the sum of the Travis Entities (a) the December 2001 Cash Loss plus (b) any .pretax profit for the month of January, 2002 (with any pretax loss in January, 2002 be deemed to be zero); plus (c) depreciation taken in January, 2002.

                  (FFFF) "Eligible Overadvance Retail Contracts-in-Transit" shall mean those Accounts Receivable of any Borrower which relate to Inventory sold by such Borrower to a consumer being financed by such consumer through third party financial institutions the Lender deems in its reasonable discretion, to be eligible. Without limitation of the foregoing, unless otherwise agreed to in writing by the Lender, the following shall not constitute Eligible Overadvance Retail Contracts-in-Transit: (i) Accounts Receivable which remain unpaid 45 days after the contract date of such Accounts Receivable; (ii) Accounts Receivable not financed by a lender acceptable, in Lender's sole discretion, to Lender; and (iii) Accounts Receivable with respect to which the Account Debtor

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                  is a Borrower,  any guarantor of the  Liabilities,  any Travis
                  Entity or a director, officer, employee or Affiliate of any Borrower or any guarantor of the Liabilities; (iv) Accounts Receivable with respect to which the Account Debtor is either
                  (a) not a resident of the United States or (b) located outside the United States unless such Account Receivable is either (I) subject to a letter of credit in form and manner satisfactory to Lender or (II) insured in form and manner satisfactory to Lender; (v) Accounts Receivable in dispute or with respect to which the Account Debtor has asserted or may assert a counterclaim or has or may have a right of setoff unless such Account Debtor has waived in writing all rights to offset and setoff; (vi) Accounts Receivable with respect to which the Lender does not have a first and valid fully perfected security interest; (vii) Accounts Receivable with respect to which the Account Debtor is the subject of a bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver or trustee; (viii) Accounts Receivable with respect to which the Account Debtor's obligation to pay is either on a "COD" basis or is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold,
                  guaranteed   sale,   sale-and-return,   sale  on  approval  or
                  consignment basis; and (ix) Accounts Receivable otherwise deemed Eligible Accounts Receivable under this Agreement.

                  (GGGG) "December 2001 Cash Loss" shall mean the Travis Entities Cash Loss as computed on December 31, 2001 for the period commencing on October 1, 2001 and ending on December 31, 2001.

                  (HHHH) "Equipment" shall mean all machinery and equipment owned by any Borrower or any Guarantor, wherever located, whether now owned or hereafter existing or acquired by Borrower or any Guarantor, any embedded software thereon, any additions thereon, accessions thereto or replacements of parts thereof.

                  (IIII) "Initial Cash Infusion" shall mean a Cash Infusion into the Borrowers made on or before the Amendment No. 2 Closing Date in the aggregate amount of at least $1,300,000.00 in the form of equity or Subordinated Debt pursuant to Subordination Agreements.

                  (JJJJ) "Overadvance" shall mean (i) for the period commencing with the Amendment No. 2 Closing Date and continuing thereafter through and including December 31, 2001, the least of (a) the sum of (I) 3% of then existing Post-Amendment No. 2 Eligible Inventory A, plus (II) 3% of then existing Post-Amendment No. 2 Eligible Inventory B; or (b) 80% of then

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                  existing Eligible Overadvance Retail Contracts-in-Transit;  or
                  (c) $1,200,000.00; or (ii) for the period commencing January 1, 2002 and continuing thereafter through and including March 31, 2002, the least of (a) the sum of (I) 3% of then existing Eligible Inventory A, plus (II) 3% of then existing Eligible Inventory B; or (b) 80% of then existing Eligible Overadvance Retail Contracts-in-Transit; or (c) $1,200,000.00; or (iii) commencing with April 1, 2002 and continuing at all times thereafter, zero ($0.00).

                  (KKKK) "Post-Amendment No. 2 Eligible Inventory A" shall mean all Eligible Inventory A purchased commencing on the day after the Amendment No. 2 Closing Date and at all times thereafter.

                  (LLLL) "Post-Amendment No. 2 Eligible Inventory B" shall mean all Eligible Inventory B purchased commencing on the day after the Amendment No. 2 Closing Date and at all times thereafter.

                  (MMMM) "Pre-Amendment No. 2 Eligible Inventory A" shall mean all Eligible Inventory A in existence and in the possession of any Borrower on or before the Amendment No. 2 Closing Date.

                  (NNNN) "Pre-Amendment No. 2 Eligible Inventory B" shall mean all Eligible Inventory B in existence and in the possession of any Borrower on or before the Amendment No. 2 Closing Date.

                  (OOOO) "Vendor Sales Contract" and "Vendors Sales Contracts" shall have the meanings set forth in Section 4.1(S) of this Agreement.

                  (PPPP) "Writedowns" shall mean (i) non-cash amounts in an aggregate maximum amount of *** written down at Borrowers' discretion in fiscal year 2002 for goodwill and/or business combinations pursuant to Financial Accounting Standards Board 141 and/or 142 in existence as of the date of the Amendment No. 2 Closing Date relating to goodwill and business combinations; and (ii) non-cash amounts in an aggregate maximum amount of *** written down at Borrowers' discretion in fiscal year 2001 for Inventory and/or Accounts Receivable pursuant to generally accepted accounting principles relating to ineligible Accounts Receivable and ineligible Inventory."

         20. Section 2.1 of the Loan Agreement is amended to read as follows:

                  "SECTION 2.1. LOAN AMOUNT. Subject to the terms and conditions of this Agreement, on the Amendment No. 2 Closing Date, the

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                  Lender shall make loans in the aggregate to the Borrowers on a revolving basis (such loans being herein called individually a "Revolving Loan" and collectively the "Revolving Loans") from time to time in such amounts as the Borrowers may from time to time request up to the lesser of (A) the Maximum Credit Amount; or (B) the sum of (i) the Borrowing Base from time to time, plus (ii) the Overadvance from time to time (the lesser of (A) or (B) shall be referred to as the "Line of Credit"); provided, however, that (i) Eligible Inventory shall be valued at the lower of cost or market value using the first in, first out method of inventory accounting; and (ii) each borrowing by any Borrower hereunder with respect to any Revolving Loan shall be in the aggregate principal amount of at least (a) $1,000.00 if made directly to a vendor of Inventory subject to a Vendor Repurchase Agreement; and (b) $1,000.00 if made directly to Borrowers; and (iii) repayments from time to time of the Line of Credit shall be available to be reborrowed pursuant to the terms and conditions of this Agreement; and
                  (iv) if the Revolving Loans outstanding at any time or from time to time exceeds the advance limitations described above, Borrowers shall pay in immediately available funds to the
                  Lender  such  amount   necessary  to  eliminate   such  excess
                  contemporaneously with the delivery of any borrowing base certificate to Lender showing any such excess and/or demand by Lender at any other time any such excess occurs as determined by Lender; and (v) the Lender's commitment to make Revolving Loans shall remain in effect for a period to and including the Termination Date; and (vi) notwithstanding anything else contained in this Agreement, (a) upon the occurrence and continuance of any Event of Default, and in every such event, the Lender may, in its sole discretion, immediately cease to make Revolving Loans; and (b) Borrowers shall repay to the Lender on the Termination Date all Revolving Loans, plus interest accrued to the date of payment."

         21. Section 3.2 of the Loan Agreement is amended to read as follows:

                  "SECTION 3.2. PERFECTION, AUTHENTICATION AND FILING REQUIREMENTS. Each Borrower shall perform any and all acts requested by the Lender to establish, maintain and continue the Lender's security interest and liens in the Collateral, including but not limited to, executing or authenticating financing statements and such other instruments and documents when and as reasonably requested. Each Borrower hereby authorizes Lender through any of Lender's employees, agents or attorneys to file any and all financing statements, including, without limitation, any continuations, transfers or amendments thereof required to perfect Lender's security interest and

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                  liens in the Collateral  under the UCC without  authentication or execution by any Borrower."

         22. Section 3.3(B) of the Loan Agreement is amended as follows:

                  "(B) The  Lender,  at any time  whether  before  or after  the occurrence of an Event of Default, may in its sole and reasonable discretion, require any Borrower to establish and maintain "lock box" accounts (individually, a "Lock Box Account" and collectively, the "Lock Box Accounts"), and, Borrowers, at their expense, will notify or cause to be notified all Account Debtors to pay directly any sum or sums then due or to become due on the Accounts Receivable to such Lock Box Accounts. Prior to the time that either an Event of Default occurs or will occur with the giving of notice, the passage of time or both, the Lock Box Account shall be subject to the control of Borrowers. At Lender's discretion, following the time when either an Event of Default occurs or will occur with the giving of notice, the passage of time or both, the Lock Box Accounts shall be subject to the control of Lender. In the event Lender requires Lock Box Accounts to be established pursuant to this Section, Borrowers shall establish the Lock Box Accounts with such Collecting Banks reasonably acceptable to Lender to which all Account Debtors shall directly remit all payments on Accounts Receivable and in which each Borrower will immediately deposit, in kind, all cash and other payments made for Inventory and all other proceeds of Collateral. The Collecting Banks shall acknowledge and agree, in a manner reasonably satisfactory to Lender, that: all payments made to Lock Box Accounts are the sole and exclusive property of Lender; they have no right to setoff against Lock Box Accounts; and they will transfer (i) by wire transfer of immediately available funds (ii) by acceptance of an ACH Debit or (iii) by any other method, immediately available funds in a manner satisfactory to Lender, funds deposited into Lock Box Accounts (collectively, the "Collection Accounts") to Lender on a daily basis in such bank and account as Lender shall designate or, in the case of an ACH Debit, as presented for acceptance. All payments made to the Collection Accounts or otherwise received by the Collecting Banks or Lender, whether on the Accounts Receivable or as proceeds of other Collateral or otherwise, shall following the occurrence of any Event of Default be under the sole dominion and control of Lender and will be applied on account of Liabilities as provided herein. Following the establishment of any Lock Box Accounts pursuant to this Section, Borrowers and their Affiliates shall receive, as trustee for Lender, any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts Receivable or other Collateral which come into the possession or under the control of any Borrower or their Affiliates and

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                  immediately  remit, or cause to be remitted,  the same in kind to the Lock Box Accounts. Borrowers shall pay Lender any and all reasonable fees, costs and expense which Lender incurs in connection with Collection Accounts and with collecting any check or item of payment received and/or delivered to any Collecting Bank or Lender on account of Liabilities to Lender. Borrowers shall reimburse Lender for (i) any loss, cost or damages resulting from claims asserted by the Collecting Banks in connection with Collection Accounts or any returned or uncollected checks or other items received by the Collecting Banks and (ii) any amount paid to any Collecting Bank arising out of Lender's indemnification of such Collecting Banks relating to a Collection Account."

         23. Contemporaneously with the execution and delivery of this Amendment, the Guarantors shall execute and deliver to Lender confirmations, reaffirmations and amendments of their Guaranties in form and manner satisfactory to Lender (individually, a "Confirmation of Guaranty" and collectively, the "Confirmations of Guaranty"). All references to each Guaranty in the Loan Agreement shall mean such Guaranty, as confirmed, reaffirmed and amended by its applicable Confirmation of Guaranty.

         24. Contemporaneously with the execution and delivery of this Amendment, the Guarantors. shall execute and deliver to Lender amendments of the Guarantor Security Agreements in form and manner satisfactory to Lender (individually, an "Amendment to Guarantor Security Agreement" and collectively, the "Amendments to Guarantor Security Agreements"). All references to each Guarantor Security Agreement in the Loan Agreement shall mean such Guarantor Security Agreement, as amended by its applicable Amendment to Guarantor Security Agreement.

         25. New Section 3.11 is added to the Loan Agreement as follows:

                  Section 3.11 Real Estate Liens in Favor of Lender. On or before January 31, 2002, Borrowers will (i) execute or cause to be executed mortgages or deeds of trust, as applicable, promissory notes as may be required under local real estate law, and similar and related documents necessary to perfect liens in favor of Lender on such parcels of real estate (collectively "Mortgages") in favor of Lender on each parcel of real estate owned by any of the Travis Entities; and (ii) cooperate with Lender (with costs to be paid by Borrowers) on all preliminary work for such Mortgages, whether drafting mortgages, deeds of trust, promissory notes and related documents, obtaining appraisals, surveys, environmental site assessments, or otherwise, all to be completed in form and manner satisfactory to Lender on or before January 31, 2002. Borrower will provide Lender by December 26, 2001 copies of all current mortgages and deeds of trust on such property for Lender's review. *** .

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         26. Section 4.1(A) of the Loan Agreement is amended to read as follows:

                  (A) Organization, Etc. It is duly organized, validly existing and in good standing under the laws of the jurisdiction set forth beside its name in Exhibit 4.1(A) attached hereto and is duly qualified and in good standing or has applied for qualification as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required."

         27. New Section 4.1(S) is added to the Loan Agreement as follows:

                  (S) Vendor Sales Contracts. All vendor sales contracts (all such vendor sales contracts, whether now existing or hereafter arising shall be individually referred to as a "Vendor Sales Contract", and collectively as the "Vendor Sales Contracts") which have previously been delivered to Lender are true and correct copies of all of the Vendor Sales Contracts in existence as of the date of Amendment No. 2 to this Agreement and represent the complete agreements of it with reference to the subject matter of such Vendor Sales Contracts, and there have been no changes, modifications, alterations or amendments to such Vendor Sales Contracts. "

         28. Sections 5.1(A) and (B) of the Loan Agreement are amended to read as follows:

                  (A) Financial Statements and Certificates. It will furnish to the Lender (i) within 90 days after the close of each fiscal year of it, a copy of the annual consolidated audited report of the Borrowers consisting of at least a balance sheet, statement of operating results and retained earnings, statement of cash flows and notes to financial statements, profit and loss statement and statement of changes in financial position of it prepared on a consolidating and consolidated basis and in conformity with generally accepted accounting principles, duly prepared by certified public accountants of recognized standing selected by it and approved by the Lender, together with a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Event of Default that has occurred and is continuing, or if they have become aware of any such event, describing it and the steps, if any taken or being taken to cure it; (ii) within 45 days after the end of each fiscal quarter of it, (a) a copy of an unaudited consolidated financial statement of the Borrowers prepared in the same manner as the report referred to in clause (i) above, signed by the chief financial officer or

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                  Corporate  Controller  of Parent and  consisting of at least a balance sheet as at the close of such quarter, statements of earnings, cash flow, income and source and application of funds for such quarter and for the period from the beginning of such fiscal year to the close of such quarter; and (b) a certificate signed by the President or chief financial officer of it providing that (I) the financial statements being provided to Lender pursuant to clauses (ii)(a) are true and correct and (II) no Event of Default has occurred, including, but not limited to, no Event of Default with respect to any of the financial covenants contained in the Documents; and (iii) within 30 days after the end of each month, (1) a statement showing age and reconciliation of its Accounts Receivable and accounts payable for the preceding month and a status of its Inventory showing location, age, components and value, in such form and detail as Lender may reasonably request; and (2) a certificate signed by the President or chief financial officer of it providing that the financial statements being provided to Lender pursuant to clause (iii)(1) above is true and correct; and(iv) if requested by Lender in writing, (1) documentation to support the Accounts Receivable statement set forth in clause (iii)(1) above, including, but not limited to, sales reports, cash receipts reports and credit and debit journals; and/or (2) copies of all of its bank statements and reconciliations thereof, including, but not limited to, Lock Box Accounts statements; (v) on the last Business Day of each
                  week  a  completed   Lender's  standard  form  borrowing  base
                  certificate, which shall be executed by the President or the chief financial officer of the Borrowers, and shall contain information as of such Business Day; (vi) at least 45 days prior to the end of each of its fiscal years, a copy of its Business Plan for the immediately following fiscal year; (vii) schedules of Accounts Receivable in form and manner acceptable to Lender (which shall include current addresses and telephone numbers of Account Debtors) as often as requested by Lender,
                  (viii) at Lender's request, Borrowers shall make available to Lender for inspection copies (or, at Lender's request after an Event of Default, originals) of all orders, invoices, and similar agreements and documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for Inventory, the sale or disposition of which has resulted in Accounts Receivable; (ix) the
                  originals  of  all   instruments,   chattel  paper,   security
                  agreements,   guarantees  and  other  documents  and  property
                  evidencing or securing any Accounts Receivable, immediately upon receipt thereof and in the same form as received, with all necessary endorsements to enable Lender to enforce the same; (x) copies of all federal and state tax returns of it, including, but not limited to, requests for extensions of such tax returns, when and as filed; (xi) copies of any and all reports, examinations, notices, warnings and citations issued by any governmental or quasi-governmental (whether federal,

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                  state or local),  unit, agency, body or entity with respect to it; (xii) within 20 days of the end of the months of November, 2001, December, 2001, and January, 2002 statements showing Borrowers' Cash Loss for the period from October 1, 2001 to the close of each such month; (xiii) by no later than February 20, 2002, (a) a copy of an unaudited consolidated financial statement of the Borrowers prepared in the same manner as the report referred to in clause (i) above, signed by the chief financial officer or Corporate Controller of Parent and consisting of at least a balance sheet as at the close of January 31, 2002, statements of earnings, cash flow, income and source and application of funds for such the month of January 2002 and for the period from the beginning of such fiscal year to January 31, 2002; and (b) a certificate signed by the President or chief financial officer of it providing that (I) the financial statements being provided to Lender pursuant to clauses (xiii)(a) are true and correct and (II) no Event of Default has occurred, including, but not limited to, no Event of Default with respect to any of the financial covenants contained in the Documents and (xiv) such other information as the Lender from time to time reasonably requests. Borrowers' failure to deliver or execute and deliver any of the items listed in this Section shall not affect or limit Lender's security interest in the Collateral.

                  (B) Books, Records and Inspections. It will (i) maintain complete and accurate books and records; (ii) permit reasonable access by the Lender to the books and records of it; (iii) make entries on its books and records, in form and manner reasonably satisfactory to Lender, disclosing Lender's security interest in the Collateral and shall keep a separate account on its books of all collections received thereon; and
                  (iv) permit the Lender, upon reasonable notice, to inspect the properties, whether real or personal, and operations of it. Without limitation of the foregoing, it acknowledges and agrees that Lender may, in its sole discretion (a) conduct quarterly complete field audits of all of the Borrowers: and
                  (b) conduct Inventory inspections at any time and from time to time, including, but not limited to, monthly inventory audits; and (c) audit at least 20% of all Inventory at all locations of Borrowers, including, but not limited to, each of the Collateral Location, at least on an annual basis; and (d) audit Accounts Receivable not less than annually; and (e) audit at least 33 1/3% of all locations of Borrowers, including, but not limited to, all Collateral Locations on at least a monthly basis; and (f) at least 33 1/3% of all Inventory of Borrowers on at least a monthly basis."

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         29. Section 5.1(I) of the Loan Agreement is amended to read as follows:

                  (I) Mergers, Consolidations and Sales. Neither any Borrower nor any Travis Entity will be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership, ownership or joint venture interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign, with or without recourse, any Accounts Receivable, except with the prior written consent of the Lender."

         30. Sections 5.1(W) through (Z) of the Loan Agreement are amended to read as follows:

                  (W) Unsubordinated Debt To Tangible Net Worth Ratio. It shall not cause, suffer or permit the ratio of (i) the Travis Entities' total consolidated liabilities minus Subordinated Debt to (ii) the Travis Entities' Tangible Net Worth to be greater than the following at (i) January 31, 2002; and
                  (ii)the end of each of its fiscal quarters:

                           4.25  to  1.0  For  the  period   commencing  on  the
                           Amendment No. 2

                           Closing Date through March 31, 2002

                           3.5 to 1.0 For the period commencing April 1, 2002 and at all times thereafter

                  (X) Tangible Net Worth. It shall not cause, suffer or permit the Travis Entities' Tangible Net Worth to be less than the following, all as measured at (i) January 31, 2002; and (ii) the end of each of its fiscal quarters:

                           $26,000,000.00 For the period commencing on the Amendment No. 2 Closing Date through January 30, 2002

                           $24,600,000.00 For the period commencing on January 31, 2002 through March 30, 2002

                           $26,000,000.00 March 31, 2002

                           $29,000,000.00 For the period commencing April 1, 2002 and at all times thereafter

                  (Y) Interest Coverage Ratio. The Travis Entities shall maintain a Interest Coverage Ratio of not less than the following, all as measured at the end of each fiscal quarter of it, as calculated for the 12 month period ending at the end of such fiscal quarter.

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                           1.0 to 1.0 For the period  commencing  March 31, 2002
                           through June 30, 2002

                           1.2 to 1.0 For the period commencing July 1, 2002 and at all times thereafter

                  (Z) Fixed Charge Coverage Ratio. The Travis Entities shall maintain a Fixed Charge Coverage Ratio of not less than the following, all as measured at the end of each fiscal quarter of it, as calculated for the 12 month period ending at the end of such fiscal quarter:

                           0.9 to 1.0 March 31, 2002

                           1.05 to 1.0 For the period commencing April 1, 2002 through June 30, 2002

                           1.15 to 1.0 For the period commencing July 1, 2002 and at all times thereafter"

         31. Lender hereby waives (A) the violation of the minimum Interest Coverage Ratio covenant made by Borrowers in Section 5.1(Y) of the Loan Agreement for the quarterly periods ending on each of March 30, 2001, June 30, 2001, September 30, 2001 and December 31, 2001; and (B) the violation of the Fixed Charge Coverage Ratio covenant made by Borrowers in Section 5.1(Z) of the Loan Agreement for the quarterly periods ending March 31, 2001, June 30, 2001, September 30, 2001 and December 31, 2001. Notwithstanding anything else contained in this Amendment, or any of the Documents, this waiver referred to in this paragraph shall not constitute any other waiver of any other provision of any of the Documents or any further violation of the covenants referenced in the immediately preceding sentence.

         32. New Sections 5.1(HH) through (LL) are added to the Loan Agreement as follows:

                  (HH) Maximum Cash Loss. The Travis Entities shall not cause, suffer or permit their Cash Loss to be greater than $4,400,000.00 for the period commencing on October 31, 2001 and ending on January 31, 2002.

                  (II) Vendor Sales Contracts. No Vendor Sales Contract will be amended, altered or terminated without at least 60 days' prior written notice of such amendment, alteration or termination to Lender, and Borrowers shall deliver to Lender copies of all
                  (i) amendments, alterations or terminations of any Vendor Sales Contract previously delivered to Lender; and (ii) Vendor Sales Contracts entered into subsequent to the date of Amendment No. 2 to this Agreement.

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                  (JJ)  Use  of  Brunswick  Financing  and  Cash  Infusion.  The
                  proceeds of the Brunswick Financing and any Cash Infusion shall be used by the Borrowers solely as working capital.

                  (KK) Lock Box. By no later than January 31, 2002, Borrowers and the financial institution at which Borrowers have established a Lock Box Account to collect monies solely for the Borrowers shall execute and deliver to Lender such agreements, documents and instruments satisfactory to Lender in order for Lender at any time, in Lender's discretion, following the time when either an Event of Default occurs or will occur with the giving of notice, the passage of time or both, to require such Lock Box Account be under the sole control of Lender and have all payments received in such Lock Box Account to be paid to Lender.

                  (LL) Repayment of Brunswick Financing. If at any time or from time to time any or all of the principal amount of the
                  Brunswick Financing is repaid, Borrower shall, contemporaneously with the making of each such principal payment, obtain and receive in immediately available funds replacement equity or Subordinated Debt in an amount equal to such principal amount of the Brunswick Financing being repaid."

         33. Section 7.1(B) of the Loan Agreement is amended to read as follows:

                  "(B) Any Borrower shall fail to pay any interest amount due and owing to the Lender within fifteen (15) days of the billing date of such interest; or"

         34. Section 7.1(D) of the Loan Agreement is amended to read as follows:

                  "(D) Any representation or warranty made by any Borrower or any Guarantor contained in the Documents shall at any time prove to have been incorrect in any material respect when made; or"

         35. The period at the end of Section 7.1(K) of the Loan Agreement is amended to read ";" and new Sections 7.1(L) through (W) are added to the Loan Agreement as follows:

                  "(L) Any Borrower shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 5.1(I) of this Agreement;

                  (M) Any Borrower shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 5.1(R) of this Agreement;

       Confidential portions of this document have been redacted and filed separately with the Commission.



                  (N) Any Borrower shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 5.1(W) through (Z) of this Agreement;

                  (O) Any Borrower shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 5.1(HH) of this Agreement which has not been cured by the Borrowers obtaining a Cash Infusion (other than the first $1,000,000.00 of the Initial Cash Infusion) in a minimum amount to cure such default on or before the earlier of (i) February 20, 2002; or
                  (ii) the date on which the statement showing Borrowers' Maximum Cash Loss for the period ending January 31, 2002 as required pursuant to Section 5.1(A)(xii) of this Agreement is delivered to Lender;

                  (P) Any Borrower shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 5.1(LL) of this Agreement;

                  (Q) Any Borrower shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 3.11 of this Agreement;

                  (R)Any default or event of default (howsoever such terms are defined) shall occur under the Brunswick Financing;

                  (S) At any time any Person or group of Persons acting in concert directly or indirectly purchases, transfers, sells or assigns 30% or more of the shares of common stock of Parent then outstanding;

                  (T) At any time any Person or group of Persons acting in concert directly or indirectly owns, controls or has the power to vote more than 50% of the shares of common stock of Parent then outstanding;

                  (U) Borrowers shall fail to obtain the Initial Cash Infusion contemporaneously with the execution and delivery of Amendment No. 2 to this Agreement; or

                  (V) Any Borrower shall fail to use any proceeds of the Brunswick Financing or the Cash Infusion solely as working capital; or

                  (W)  Any  Travis  Entity  defaults  under  any   subordination
                  agreement to which it is a party with any Person."

       Confidential portions of this document have been redacted and filed separately with the Commission.



         36. The parties hereto acknowledge and agree that (A) Borrowers may in their discretion, take the Writedowns; and (B) if Borrowers take any or all of the Writedowns, no adjustment of any kind shall be made with respect to any covenant under this Agreement relating to any of the Writedowns.

         37. All representations and warranties made to the Lender in the Documents are hereby restated to the Lender and all of such representations and warranties remain true and correct as of the date of this Amendment.

         38. All of the pledges, assignments, transfers, conveyances, mortgages and grants of security interest of any property given to Lender by any Borrower or any Guarantor pursuant to the Documents, including, but not limited to, pursuant to Article Three of the Loan Agreement, have constituted and shall and hereinafter do continue to constitute pledges, assignments, transfers, conveyances, mortgages and grants of security interests of property to secure the Liabilities.

         39. Lender's obligation to enter into this Amendment is subject to the fulfillment of each and every one of the following conditions prior to, or contemporaneously with the execution and delivery of this Amendment:

                  A. All of the conditions precedent set forth in the Loan Agreement shall have been met; and

                  B. Lender shall have received such instruments, agreements and documents in form and manner satisfactory to Lender and its counsel as Lender may reasonably request and where applicable, duly executed and recorded, including, but not limited to, the following:

                  (i) Certificates of the Secretaries of Borrowers and certifying as to (a) all corporate actions taken and consents made by Borrowers to authorize the transactions provided for or contemplated under this Amendment and the execution, delivery and performance of the Documents; and (b) the names of the officers or employees of Borrowers authorized to sign the Documents, together with a sample of the true signature of each such Person. (Lender may conclusively rely on such certificates until formally advised by a like certificate of any changes therein.);

                  (ii) Acknowledgment copies from the appropriate governmental authority of all Uniform Commercial Code financing statements required to perfect the Lender's security interests in the Collateral;

                  (iii)    the Confirmations of Guaranties;

       Confidential portions of this document have been redacted and filed separately with the Commission.


                  (iv)     the Amendments to Guarantor Security Agreements;

                  (v) Certificates of good standing for Borrowers in the jurisdiction of their incorporation, in the principal places in which they conduct business and in places in which they own real estate and/or Collateral;

                  (vi) Certified copies of all Vendor Sales Contracts, in form and manner satisfactory to Lender, including, but not limited to, evidence that the pricing contained in the Vendor Sales Contracts is the pricing previously orally represented by Borrower to Lender;

                  (vii)    Evidence   of  the   completion   of  the   Brunswick
                           Financing;

                  (viii) Evidence, in form and manner satisfactory to Lender, that DFS has waived any defaults in existence on or before the Amendment No. 2 Closing Date under any agreement, document or instrument evidencing the DFS Financing;

                  (ix) Evidence of the Initial Cash Infusion being received by Borrowers;

                  (x) A completed Lender's standard form borrowing base certificate, which shall be executed by the President or the chief financial officer of the Borrowers, and shall contain information as of such Business Day, which shows that Borrowers are in compliance with the terms of Section 2.1 of the Loan Agreement as amended by this Amendment;

                  (xi) Evidence of the October 31, 2001 Cash Loss of the Travis Entities covering the period from October 1, 2001 through October 31, 2001; and

                  (xii) Such other instruments or documents as the Lender may reasonably request.

                  C. No Event of Default shall have occurred and be continuing, may occur with the giving of notice, the passage of time or both, except as set forth in paragraph 23 of this Amendment.

                  D. There shall have been no material adverse change in the business of any Borrower or the financial condition of any Borrower from the preliminary year end financial statement for September 30, 2001 and notes reconciling Tangible Net Worth through December 31,2001, all dated November 19, 2001 submitted by Borrowers to Lender and attached hereto as Exhibit 38D.

       Confidential portions of this document have been redacted and filed separately with the Commission.



         40. All references to the Loan Agreement in any of the Documents shall mean the Loan Agreement, as amended by this Amendment and as may be further amended and/or restated from time to time.

         41. Borrowers agree to pay all reasonable fees and out-of-pocket expenses of Lender (including, but not limited to, outside counsel to Lender and paralegals) in connection with the preparation of this Amendment and all Documents relating to this Amendment.

         42. The Loan Agreement (as amended by this Amendment), together with the Documents, contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of the Loan Agreement. Except as specifically set forth in the Agreement, Lender makes no covenants to any Borrower, including, but not limited to, any other commitments to provide any additional financing to any Borrower.

         43. Each of the Borrowers hereby release, except in the instance of gross negligence and wilful misconduct, the Lender and its officers, directors, employees, agents, attorneys, personal representatives, successors, predecessors and assigns from all manner of actions, cause and causes of action, suits, deaths, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, and particularly, without limiting the generality of the foregoing, in connection with the Documents and any agreements, documents and instruments relating to the Documents and the administration of the Documents, all indebtedness, obligations and liabilities of any of the Travis Entities to the Lender and any agreements, documents and instruments relating to the Documents and/or the Borrower Documents (collectively, the "Claims"), which any of the Borrowers now have against the Lender or ever had, or which might be asserted by their heirs, executors, administrators, representatives, agents, successors, or assigns based on any Claims which exist on or at any time prior to the date of this Amendment. Each Borrower expressly acknowledges and agrees that each Borrower has have been advised by counsel in connection with this Amendment and that each Borrower understands that this Paragraph constitutes a general release of the Lender and that they each intend to be fully and legally bound by the same. Each Borrower further expressly acknowledges and agrees that this general release shall have full force and effect notwithstanding the occurrence of a Default or Event of Default (however such terms are defined) pursuant to any of the Documents.

         44. This Amendment may be executed in any number of counterparts, each of which counterpart, once they are executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one in the same amendment.

         45. Except as specifically amended and modified by this Amendment, (A) the Loan Agreement shall remain in full force and effect and is hereby restated and incorporated herein by this reference; and (B) all terms defined in the Loan Agreement shall have the same meanings herein as therein.

       Confidential portions of this document have been redacted and filed separately with the Commission.



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

         LENDER:                  TRANSAMERICA COMMERCIAL
         ------                   FINANCE CORPORATION



                                  By:
                                     --------------------------------------
                                  Title:  Vice President


         BORROWERS:               TRAVIS BOATS & MOTORS, INC.
         ---------



                                  By:
                                     --------------------------------------
                                  Title: Secretary


                                  TRAVIS BOATING CENTER GEORGIA, INC.



                                  By:
                                     --------------------------------------
                                  Title:  Secretary

       Confidential portions of this document have been redacted and filed separately with the Commission.





                                 TRAVIS BOATING CENTER FLORIDA, INC.

                                 By:
                                    --------------------------------------
                                 Title:  Secretary


                                 ADVENTURE MARINE & OUTDOORS, INC.



                                 By:
                                    --------------------------------------
                                 Title:  Secretary


                                 ADVENTURE MARINE SOUTH, INC.


                                 By:
                                    --------------------------------------
                                 Title:  Secretary


                                 ADVENTURE BOAT BROKERAGE, INC.

                                 By:
                                    --------------------------------------
                                 Title:  Secretary


                                 TBC MANAGEMENT, INC.

                                 By:
                                    --------------------------------------
                                 Title:  Secretary



                                 TBC MANAGEMENT, LTD.


                                 By:
                                    --------------------------------------
                                 Title:  Secretary

                   SCHEDULE I TO TRAVIS BOATS & MOTORS, INC. -
                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

                                List of Borrowers



Travis Boats & Motors, Inc.
TBC Management, Ltd.
TBC Management, Inc.
Travis Boating Center Georgia, Inc.
Travis Boating Center Florida, Inc.
Adventure Marine & Outdoors, Inc.
Adventure Marine South, Inc.
Adventure Boat Brokerage, Inc.

                   SCHEDULE I TO TRAVIS BOATS & MOTORS, INC. -
                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT


Travis Snowden Marine, Inc.
Travis Boating Center Arlington, Inc.
Falcon Marine, Inc.
Falcon Marine Abilene, Inc.
Travis Boating Center Beaumont, Inc.
Travis Boats & Motors Baton Rouge, Inc.
TBC Arkansas, Inc.
Travis Boating Center Louisiana, Inc.
Travis Boating Center Tennessee, Inc.
Travis Boating Center Alabama, Inc.
Travis Boating Center Little Rock, Inc.
Travis Boating Center Mississippi, Inc.
Travis Boating Center Oklahoma, Inc.